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                                                                    EXHIBIT 10.3

                                 AMENDMENT NO. 1

                           Dated as of April 14, 2004

                                       to

                         RECEIVABLES PURCHASE AGREEMENT

                            Dated as of June 26, 2001

                  THIS AMENDMENT NO. 1, dated as of April 14, 2004 (this "Amendment"), is entered into by and among AGCO CANADA, LTD., as seller (the "Seller"), AGCO CORPORATION ("AGCO"), as servicer (in such capacity, the "Servicer"), NIEUW AMSTERDAM RECEIVABLES CORPORATION ("Nieuw Amsterdam") and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH ("Rabobank International"), as an Administrator and as the Agent and Custodian.

                             PRELIMINARY STATEMENTS

                  A. The Seller, the Servicer, Nieuw Amsterdam and Rabobank International (as an Administrator and as the Agent and Custodian) are parties to that certain Receivables Purchase Agreement, dated as of June 26, 2001 (as amended prior to the date hereof, the "Receivables Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.

                  B. The parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Purchase Agreement is hereby amended as follows:

                  1.01. Section 1.01 is hereby amended by adding the following defined terms in their proper alphabetical sequence:

                           "Asset Report" means a Monthly Report or a Weekly
                  Report.

                           "Weekly Report" means a report, in substantially the
                  form of Exhibit I hereto, furnished by the Servicer to the Agent pursuant to Section 9.05.

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                  1.02. The definition "Carrying Cost Reserve Percentage" in
Section 1.01 is hereby amended to read in its entirety as follows:

                           "Carrying Cost Reserve Percentage" means, at any
                  time, a percentage equal to:

                  1.5 * (3 Month LIBOR - Average Interest Yield + 3.0%) *
                  DSO/365

                  where

                           3 Month LIBOR = LIBOR for an assumed Settlement
                                           Period of three months commencing
                                           on the immediately preceding Payment
                                           Date.

                           Average Interest

                             Yield       = The lesser of (a) 2.5% and (b) the
                                           average Interest Yield for the three
                                           calendar month period then most
                                           recently ended. As used herein,
                                           "Interest Yield" means, with respect
                                           to any calendar month, the annualized
                                           percentage equivalent of a fraction,
                                           the numerator of which is the
                                           aggregate amount of Collections of
                                           interest received by the Servicer in
                                           respect of the Dealer Receivables
                                           during such calendar month, and the
                                           denominator of which is equal to the
                                           aggregate Outstanding Balance of all
                                           Dealer Receivables as of the last day
                                           of the immediately preceding calendar
                                           month.

                           DSO           = The product of (i) 270, times (ii) a
                                           fraction, the numerator of which is
                                           equal to the aggregate Outstanding
                                           Balance of all Dealer Receivables as
                                           of the last day of the calendar month
                                           most recently ended on or prior to
                                           the date of determination, and the
                                           denominator of which is equal to the
                                           aggregate Outstanding Balance of all
                                           Dealer Receivables arising during the
                                           nine calendar month period then most
                                           recently ended on or prior to such
                                           date.

                  1.03. The definition "Credit Enhancement" in Section 1.01 is hereby amended to read in its entirety as follows:

                           "Credit Enhancement" means, as of any date of
                  determination, the product of (a) the Net Eligible Receivables Balance, times (b) the greater of (i) the Dynamic Reserve Percentage and (ii) the percentage set forth

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                  below opposite the long-term senior unsecured debt rating of
                  AGCO as of such date (determined based on the lower of the ratings assigned by Moody' or S&P).

            Moody's                       S&P                Percentage
-------------------------------   ---------------------      ----------
         Ba3 or higher                BB- or higher              17%
               B1                          B+                    19%
               B2                          B                     27%
B3 or lower or rating withdrawn   B- or lower or rating          37%
                                       withdrawn

                  1.04. Paragraphs (k) and (l) of the definition "Eligible Receivable" in Section 1.01 are hereby amended to read in their entirety as follows:

                           (k) such Dealer Receivable is required to be paid in
                  full within twenty-four (24) months of the date such Dealer Receivable arises,

                           (l) the Dealer Agreement under which such Dealer
                  Receivable arises provides for interest to accrue on the Outstanding Balance of such Dealer Receivables prior to its final due date at a rate per annum equal to or greater than the rate of interest published in the New York edition of The Wall Street Journal as the prime rate (or, if such rate is not so published, the rate of interest publicly announced by the Agent as its prime or reference rate) plus 2%; provided, that Dealer Receivables which satisfy all criteria in this definition other than this paragraph (l) may be treated as Eligible Receivables hereunder so long as the aggregate outstanding Balance of such Dealer Receivables does not exceed 20% of the aggregate Outstanding Balance of all Dealer Receivables;

                  1.05. The definition "Eligible Receivable" is hereby amended by deleting the word "and" at the end of paragraph (r), relettering paragraph
(s) as paragraph (t) and inserting a new paragraph (s) as follows:

                           (s) the Obligor of such Receivable does not have
                  Delinquent Receivables that in the aggregate exceed 35% of the Outstanding Balance of all Receivables due from such Obligor, and

                  1.06. The definition "Maximum Program Amount" is hereby amended to read in its entirety as follows:

                           "Maximum Program Amount" means $70,000,000.

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                  1.07. The definition "Termination Date" in Section 1.01 is hereby amended by deleting the date "June 25, 2006" contained therein and substituting in replacement thereof the date "April 8, 2009".

                  1.08. Clause (a) of Section 7.02 is hereby amended by deleting the words "Monthly Reports" contained therein and substituting in replacement thereof the words "Asset Reports".

                  1.09. The first sentence of Section 9.05 is hereby amended in its entirety to read as follows:

                           The Servicer shall prepare and forward to each
                  Administrator (i) on each Reporting Date and at such times as any Administrator shall reasonably request, a duly completed Monthly Report containing information accurate as of the last day of the calendar month then most recently ended and (ii) if the long-term senior unsecured debt rating of AGCO is lower than Ba3 by Moody's or lower than BB- by S&P, on Tuesday (or, if such day is not a Business Day, the next succeeding Business Day) of each calendar week a duly completed Weekly Report containing information accurate as of the last day of the calendar week then most recently ended.

                  1.10. Clause (g) of Section 9.07 is hereby amended in its entirety to read as follows:

                           (g) [Intentionally Omitted];

                  1.11. A new Exhibit I in the form of Annex 1 is hereby added to the Receivables Purchase Agreement and the Table of Contents is hereby amended by adding the following to the end of the EXHIBITS:

                           Exhibit I Form of Weekly Report

                  SECTION 2. Condition Precedent. This Amendment shall become effective as of the date (the "Effective Date") on which (i) Rabobank International shall have received a copy of this Amendment duly executed by each of the parties hereto and (ii) payment has been made of all fees required to be paid pursuant to any fee letters entered into in connection with the transactions contemplated by this Amendment.

                  SECTION 3. Covenants, Representations and Warranties of the Seller.

                  3.01. Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement, as further amended by this Amendment, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.

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                  3.02. Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Early Amortization Event or which, with the giving of notice of the lapse of time, or both, would constitute an Early Amortization Event.

                  SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.

                  4.01. Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

                  4.02. Except as specifically amended hereby, the Receivables Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.03. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser, the Administrator or the Agent under the Receivables Purchase Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  SECTION 5. Costs and Expenses. The Seller shall pay to the Agent, the Administrator and the Purchaser on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Amendment, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, (i) rating agency fees incurred by the Administrator or the Conduit Purchaser in connection with the transactions contemplated hereby, and (ii) reasonable fees and out-of-pocket expenses of legal counsel for the Agent, the Administrator and the Purchaser with respect thereto.

                  SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO, CANADA.

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                  SECTION 7. Execution in Counterparts. This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile shall be deemed as effective as delivery of an original executed signature page hereto.

                  SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                 AGCO CANADA, LTD

                                 By: -s- DAVID K WILLIAMS
                                     -------------------------------------
                                     Name: DAVID K WILLIAMS
                                     Title: VP-TREASURER

                                 AGCO CORPORATION

                                 By: -s- DAVID K WILLIAMS
                                     -------------------------------
                                     Name: DAVID K. WILLIAMS
                                     Title: VP-TREASURER

                                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                    B.A., "RABOBANK INTERNATIONAL", NEW YORK
                                    BRANCH, as an Administrator and as the
                                    Agent and Custodian

                                 By: -s- James Han
                                     -----------------------------------
                                     Name:  James Han
                                     Title: Vice President

                                 By: -s- Brett Delfino
                                     -----------------------------------
                                     Name: Brett Delfino
                                     Title: Executive Director

                                 NIEUW AMSTERDAM RECEIVABLES
                                     CORPORATION, as a Purchaser

                                 By: -s- Tony Wong
                                     -----------------------------------
                                     Name: Tony Wong
                                     Title: Vice President

                                       S-1